                                                                   EXHIBIT 10.23

                                                                  Execution Copy


                               PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of May 1, 1998, is executed by and between Pacer Logistics, Inc., a California corporation (the "Pledgor"), and The First National Bank of Chicago, as "Agent" for itself and for the "Holders of Secured Obligations" under the Credit Agreement defined below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

                                  WITNESSETH:
                                  -----------

          WHEREAS, the Pledgor has entered into an Amended and Restated Credit Agreement dated as of December 16, 1997, by and among Pledgor, Pacific Motor Transport Company, a California corporation ("Pacific Motor"), American International Rail Services LLC, a Colorado limited liability company ("AIRS"), American International Mechanical Services LLC, a Colorado limited liability company ("AIMS"), Interstate Consolidation, Inc., a California corporation. ("ICI"), Interstate Consolidation Service, Inc., a California corporation ("ICS"), and Intermodal Container Service, Inc., a California corporation ("IMCS"), Pacer Integrated Logistics, Inc., a Delaware corporation ("PIL"), Pacer Logistics, Inc., a California corporation ("Pacer") (Pledgor, Pacific Motor, AIRS, AIMS, Acquisition Company, ICI, ICS, IMCS, PIL and Pacer being collectively referred to as the "Borrowers"), the financial institutions party thereto (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as agent (the "Agent") on behalf of the Lenders under that certain Amended and Restated Credit Agreement dated as of December 16, 1997 (as amended by that certain Amendment No. 1 dated March 31, 1998 and that certain Amendment No. 2 dated as of May 1, 1998, and as further amended, supplemented, restaed or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed, subject to certain conditions precedent, to make loans and other financial accommodations to the Borrowers from time to time;

          WHEREAS, Schedule I hereto sets forth certain of the Pledgor's
                   ----------
Subsidiaries (the "Initial Pledged Subsidiaries");

          WHEREAS, Pledgor may from time to time execute and deliver to the Agent a supplement to this agreement substantially in the form of Exhibit A
                                                                  ---------
hereto (each such supplement, a "Pledge Supplement") setting forth additional Subsidiaries of the Pledgor (the "Additional Pledged Subsidiaries") (the Initial Pledged Subsidiaries and the Additional Pledged Subsidiaries, collectively referred to herein as the "Pledged Subsidiaries"); and

          WHEREAS, the Agent and the Lenders have required, as a condition to their entering into the Credit Agreement, that the Pledgor execute and deliver this Pledge Agreement;

          NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Pledgor pursuant to the Credit Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Agent hereby agree as follows:

          1.   Pledge.  The Pledgor hereby pledges to the Agent, for the benefit
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of the Agent and the Holders of Secured Obligations, and grants to the Agent for the benefit of the Agent and the Holders of Secured Obligations, a security interest in, the collateral described in subsections 1.1 through 1.5 below (collectively, the "Pledged Collateral"):

          1.1 (a) The shares of the capital stock of the Pledged Subsidiaries which are corporations, now or at any time or times hereafter owned by the Pledgor (such shares being identified on Schedule I attached hereto or on
                                              ----------
     any Schedule I attached to any applicable Pledge Supplement), and the
         ----------
     certificates representing the shares of such capital stock, all options and warrants for the purchase of shares of the stock of such Pledged Subsidiaries now or hereafter held in the name of the Pledgor (all of said capital stock, options and warrants and all capital stock held in the name of the Pledgor as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "Pledged Stock"), herewith, or from time to time, delivered to the Agent accompanied by stock powers in the form of Exhibit B attached hereto and made a part hereof (the
                           ---------
     "Powers") duly executed in blank, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock.

          (b) All additional shares of stock of the Pledged Subsidiaries described in Section 1.1(a) above from time to time acquired by the Pledgor
                  --------------
     in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Stock and the Agent is irrevocably authorized to unilaterally amend Schedule I hereto
                                                               ----------
     or any Schedule I to any applicable Pledge Supplement to reflect such
            ----------
     additional shares), and all options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

          1.2 (a) The membership interest of Pledgor in the Pledged Subsidiaries which are limited liability companies now or at any time or times hereafter owned by the Pledgor, and any certificates representing such membership interest in the Pledged Subsidiaries (such membership interests being identified on Schedule I attached hereto or on any
                                   ----------
     Schedule I attached to any applicable Pledge Supplement), all of the right,
     ----------
     title and interest of the Pledgor in, to and under its respective percentage interest, shares or units as a member and all investment property in respect of such membership interest, including, without limitation, Pledgor's interest in (or allocation of) the profits, losses, income, gains, deductions, credits or similar items of such Pledged Subsidiaries and the right to receive distributions of such Pledged Subsidiaries' cash, other property, assets, and all options and warrants for the purchase of membership interests, whether now existing or hereafter arising, whether arising under the terms of the Certificates of Formation, the Limited Liability Company Agreements or any of the other organizational documents (such documents hereinafter collectively referred to as the "Operating Agreements") of such Pledged Subsidiaries, or at law or in equity, or otherwise and any and all of the proceeds thereof (all of said membership interests, certificates, and warrants being hereinafter collectively referred to as the "Pledged Membership Interests") herewith delivered to the Agent, and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Membership Interests.

          (b) Any additional membership interests in the Pledged Subsidiaries described in Section 1.2(a) above from time to time acquired by the Pledgor
                  --------------
     in any manner, and any certificates representing such additional membership interests or any additional percentage interests, shares, units, options or warrants of membership interests in Pledged Subsidiaries (any such additional interests shall constitute part of the Pledged Membership Interests and the Agent is irrevocably authorized to unilaterally amend
     Schedule I hereto or any Schedule I to any applicable Pledge Supplement
     ----------               ----------
     from time to time to reflect such additional interests), and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and will promptly thereafter deliver to the Agent, a certificate duly executed by the Pledgor describing such percentage interests, certificates, units, options or warrants and certifying that the same have been duly pledged hereunder.

          1.3 (a) All of the partnership interests of the Pledgor, in and to the Pledged Subsidiaries which are partnerships now or at any time or times hereafter owned by the Pledgor (such partnership interests being identified on Schedule I attached hereto to or on Schedule I to any applicable Pledge
        ----------                          ----------
     Supplement), the property (and interests in property) that is owned by such Pledged Subsidiaries, all of the Pledgor's rights, if any, to participate in the management of such Pledged Subsidiaries, all rights, privileges, authority and powers of the Pledgor as owner or holder of its partnership interest in such Pledged Subsidiaries, including, but not limited to, all contract rights related thereto, all rights, privileges, authority and powers relating to the economic interests of the Pledgor as owner or holder of its partnership interests in such Pledged Subsidiaries, including, without limitation, all contract rights related thereto, all options and warrants of the Pledgor for the purchase of any partnership interest in such Pledged Subsidiaries, all documents and certificates representing or evidencing the Pledgor's partnership interest in such Pledged Subsidiaries, all of the Pledgor's interest in and to the profits and losses of such Pledged Subsidiaries and the Pledgor's right as a partner of such Pledged Subsidiaries to receive distributions of such Pledged Subsidiaries' assets, upon complete or partial liquidation or otherwise, all of the Pledgor's right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by the Pledgor or its Affiliates to such Pledged Subsidiaries, all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Pledgor's partnership interest in such Pledged Subsidiaries, and any other right, title, interest, privilege, authority and power of the Pledgor in or relating to such Pledged Subsidiaries, all whether now existing or hereafter arising, and whether arising under any partnership agreements of such Pledged Subsidiaries (as the same may be amended, modified or restated from time to time, the "Partnership Agreements") or otherwise, or at law or in equity and all books and records of the Pledgor pertaining to any of the foregoing (all of the foregoing being referred to collectively as the "Pledged Partnership Interests").

          (b) Any additional partnership interests in the Pledged Subsidiaries described in Section 1.3(a) above from time to time acquired by the Pledgor
                  --------------
     in any manner, (any such additional interests shall constitute part of the Pledged Partnership Interests and the Agent is irrevocably authorized to unilaterally amend Schedule I hereto or any Schedule I to any applicable
                        ----------               ----------
     Pledge Supplement from time to time to reflect such additional interests), and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and will promptly thereafter deliver to the Agent, a certificate duly executed by the Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder.

          1.4  The property and interests in property described in Section 3
                                                                   ---------
     below; and

          1.5 All proceeds of the collateral described in subsections 1.1 through 1.4 above.

          2.   Security for Obligations.  The Pledged Collateral secures the
               ------------------------
prompt payment, performance and observance of the Secured Obligations.

          3.   Pledged Collateral Adjustments.  If, during the term of this
               ------------------------------
Pledge Agreement:

          (a) Any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any of the Pledged Subsidiaries, or any option included within the Pledged Collateral is exercised, or both, or

          (b) Any subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional membership or partnership interests, certificates, shares, warrants, rights, options or other securities, issued by reason of any of the foregoing, shall be immediately delivered to and held by the Agent under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this Section
                      --------  -------                                 -------
3 shall be deemed to permit any distribution or stock dividend, issuance of
-
additional membership or partnership interests or stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any Pledged Subsidiary which is not expressly permitted in the Credit Agreement.

          4.   Subsequent Changes Affecting Pledged Collateral. The Pledgor
               -----------------------------------------------
represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, cash distributions or other distributions, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that neither the Agent nor any of the Holders of Secured Obligations shall have any obligation to inform the Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Agent may, after the occurrence of a Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Agent may after the occurrence of a Default exchange certificates or instruments representing or evidencing Pledged Shares, Pledged Membership Interests or Pledged Partnership Interests for certificates or instruments of smaller or larger denominations.

          5.   Representations and Warranties.  The Pledgor represents and
               ------------------------------
warrants as follows:

          (a) The Pledgor is the sole legal and beneficial owner of 100% of the issued and outstanding common stock, membership interests or partnership interests, as applicable, of the Pledged Subsidiaries, free and clear of any Lien except for the security interest created by this Pledge Agreement;

          (b) The Pledgor has full corporate power and authority to enter into this Pledge Agreement;

          (c) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral (other than those arising under applicable federal and state securities laws);

          (d) The Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens (other than those arising under applicable federal and state securities laws);

          (e) The Pledgor owns the Pledged Collateral free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest therein, except for the pledge and security interest granted to the Agent and the Holders of Secured Obligations hereunder;

          (f) The pledge of the Pledged Collateral does not violate (1) the articles, by-laws, Operating Agreements or Partnership Agreements, as applicable, of the Pledged Subsidiaries, or any indenture, mortgage, bank loan or credit agreement to which the Pledgor or any of the Pledged Subsidiaries is a party or by which any of their respective properties or assets may be bound; or (2) any restriction on such transfer or encumbrance of such Pledged Collateral.

          (g) The Pledgor shall cause the Pledged Subsidiaries which are limited liability companies or partnerships to make a notation on their respective records, which notation shall indicate the security interest granted hereby, and the Pledgor agrees to execute and deliver to each such Pledged Subsidiary a pledge instruction ("Pledge Instruction") substantially in the form of Exhibit C hereto;
                                                     ---------

          (h) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);

          (i) Upon delivery of each of the certificates representing the Pledged Shares, the pledge of the Pledged Shares pursuant to this Pledge Agreement will create a valid and perfected first priority security interest in the Pledged Shares, in favor of the Agent for the benefit of the Agent and the Holders of Secured Obligations, securing the payment and performance of the Secured Obligations; and

          (j) The Powers are duly executed and give the Agent the authority they purport to confer.

          6.   Voting Rights.  During the term of this Pledge Agreement, and
               -------------
except as provided in this Section 6 below, the Pledgor shall have (i) the right
                           ---------
to vote the Pledged Stock, Pledged Membership Interests or Pledged Partnership Interests on all governing questions in a manner not inconsistent with the terms of this Pledge Agreement, the Credit Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith and
(ii) the right to be a member or a partner of all the Pledged Subsidiaries which are limited liability companies or partnerships, respectively. After the occurrence of a Default, the Agent or the Agent's nominee may, at the Agent's or such nominee's option and following written notice from the Agent to the Pledgor, (i) exercise all voting powers pertaining to the Pledged Collateral, including the right to take action by shareholder consent and (ii) become a member or partner of each and all of the Pledged Subsidiaries which are limited liability companies or partnerships, respectively, and as such (x) exercise, or direct the Pledgor as to the exercise of all voting, consent, managerial, election and other membership rights to the applicable Pledged Collateral and
(y) exercise, or direct the Pledgor as to the exercise of any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the applicable Pledged Collateral, as if the Agent were the absolute owner thereof, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure so to do or delay in so doing. Such authorization shall constitute an irrevocable voting proxy from the Pledgor to the Agent or, at the Agent's option, to the Agent's nominee.

          7.   Dividends and Other Distributions.  (a) So long as no Default
               ---------------------------------
shall have occurred:

          (i) The Pledgor shall be entitled to receive and retain any and all dividends, cash distributions and interest paid in respect of the Pledged Collateral to the extent such distributions are not prohibited by the Credit Agreement, provided, however, that any and all
                       --------  -------

                    (A) distributions, dividends and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

                    (B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

                    (C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

     shall be Pledged Collateral, and shall be forthwith delivered to the Agent to hold, for the benefit of the Agent and the Lenders, as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Agent, for the benefit of the Agent and the Holders of Secured Obligations, be segregated from the other property or funds of the Pledgor, and be delivered immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

          (ii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.
                                    ----------

          (b) After the occurrence of a Default:

          (i) All rights of the Pledgor to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(i) hereof shall cease, and all such rights
                        ---------------
     shall thereupon become vested in the Agent, for the benefit of the Agent and the Holders of Secured Obligations, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments;

          (ii) All dividends, distributions and interest payments which are received by the Pledgor contrary to the provisions of clause (i) of this
                                                           ----------
     Section 7(b) shall be received in trust for the Agent, for the benefit of
     ------------
     the Agent and the Holders of Secured Obligations, shall be segregated from other funds of the Pledgor and shall be paid over immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsements);

          (iii) After the occurrence and during the continuation of a Default, the Pledgor shall, upon the request of the Agent, at Pledgor's expense, do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor will reimburse the Agent and/or the Holders of Secured Obligations for all expenses incurred by the Agent and/or the Holders of Secured Obligations, including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection with the foregoing. Upon or at any time after the occurrence of a Default, if the Agent determines that, prior to any public offering of any securities constituting part of the Pledged Collateral, such securities should be registered under the Securities Act and/or registered or qualified under any other federal or state law and such registration and/or qualification is not practicable, then the Pledgor agrees that it will be commercially reasonable if a private sale, upon at least five
(5) Business Days' notice to the Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less then prices which could have been obtained for such security on any market or exchange or in any other public sale. The Pledgor hereby indemnifies and holds harmless the Agent and the Holders of Secured Obligations for any and all liabilities incurred by either the Agent or the Holders of Secured Obligations as a result of becoming a member or a partner of any of the Pledged Subsidiaries, except to the extent caused by the gross negligence or wilful misconduct of the Agent and the Holders of Secured Obligations.

          8.   Transfers and Other Liens.  The Pledgor agrees that it will not
               -------------------------
(i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Agent, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

          9.   Remedies.  (a)  The Agent shall have, in addition to any other
               --------
rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Illinois. After the occurrence of a Default and following written notice to the Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends or distributions and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though the Agent were the outright owner thereof (in the case of a limited liability company, the sole member and manager thereof and, in the case of a partnership, a partner thereof), the Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, such proxy becoming effective upon the occurrence of a Default and following written notice thereof; provided, however, that the Agent shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. In addition, after the occurrence of a Default, the Agent shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Agent or which the Agent shall otherwise have the ability to transfer under applicable law, the Agent may, in its sole discretion, without notice except as specified below, after the occurrence of a Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as the Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Agent and each of the Holders of Secured Obligations may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. The Pledgor will pay to the Agent all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof. The Agent agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Credit Agreement and the Pledgor shall remain liable for any deficiency following the sale of the Pledged Collateral.

          (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by the Pledgor as provided in Section 19 below at least five (5) Business Days before the time of
            ----------
the sale or disposition; provided, however, that Agent may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

          (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after a Default, the Pledgor agrees that after the occurrence of a Default, the Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Agent solicits such offers from not less than four (4) such investors, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that the Agent solicit offers from four or more investors in order for the sale to be commercially reasonable.

          10.    Security Interest Absolute. All rights of the Agent and
                 --------------------------
security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (i) Any lack of validity or enforceability of the Credit Agreement or any other agreement or instrument relating thereto;

          (ii) Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Credit Agreement;

          (iii) Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

          (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Pledge Agreement.

          11.    Agent Appointed Attorney-in-Fact.  The Pledgor hereby appoints
                 --------------------------------
the Agent its attorney-in-fact, with full authority, in the name of the Pledgor or otherwise, after the occurrence of a Default, from time to time in the Agent's sole discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, distribution, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of the Pledged Subsidiaries to the name of the Agent or the Agent's nominee.

          12.    Waivers.  (i) The Pledgor waives presentment and demand for
                 -------
payment of any of the Liabilities, protest and notice of dishonor or Default with respect to any of the Liabilities and all other notices to which the Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Credit Agreement.

          (ii) The Pledgor understands and agrees that its obligations and liabilities under this Pledge Agreement shall remain in full force and effect, notwithstanding foreclosure of any real property securing all or any part of the Secured Obligations by trustee sale or any other reason impairing the right of the Pledgor, the Agent or any of the Holders of Secured Obligations to proceed against any Pledged Subsidiary, any other guarantor of any Pledged Subsidiary or their respective or such guarantor's property. The Pledgor agrees that all of its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that the Pledgor's rights against any Pledged Subsidiary may be impaired, destroyed or otherwise affected by reason of any action or inaction on the part of the Agent or any Holder of Secured Obligations.

          (iii) The Pledgor hereby expressly waives the benefits of Section 2815 of the California Civil Code (or any similar law in any other jurisdiction) purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.

          13.    Term.  This Pledge Agreement shall remain in full force and
                 ----
effect until the Secured Obligations have been fully and indefeasibly paid in cash and the Credit Agreement has terminated pursuant to its terms. Upon the termination of this Pledge Agreement as provided above (other than as a result of the sale of the Pledged Collateral), the Agent will release the security interest created hereunder and, if it then has possession of the Pledged Stock, will deliver the Pledged Stock and the Powers to the Pledgor.

          14.    Definitions.  The singular shall include the plural and vice
                 -----------
versa and any gender shall include any other gender as the context may require.

          15.    Successors and Assigns.  This Pledge Agreement shall be binding
                 ----------------------
upon and inure to the benefit of the Pledgor, the Agent, for the benefit of itself and the Holders of Secured Obligations, and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Pledgor.

          16.    GOVERNING LAW.  THIS PLEDGE AGREEMENT HAS BEEN EXECUTED AND
                 -------------
DELIVERED BY THE PARTIES HERETO IN CHICAGO, ILLINOIS. ANY DISPUTE BETWEEN THE AGENT AND THE PLEDGOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH THE PLEDGOR IS A PARTY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE CONFLICTS OF LAW PROVISIONS, OF THE STATE OF ILLINOIS.

          17.    Consent to Jurisdiction; Counterclaims.  (a) Exclusive
                 --------------------------------------       ---------
Jurisdiction.  Except as provided in subsection (b) of this Section 17, the
------------                         --------------         ----------
Agent, on behalf of itself and the Holders of Secured Obligations, and the Pledgor agree that all disputes between them arising out of or related to the relationship established between them in connection with this Pledge Agreement or any other Loan Document to which the Pledgor is a party, whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in Chicago, Illinois, but the parties acknowledge that any appeals from those courts may have to be heard by a court located outside of Chicago, Illinois.

          (b)    Other Jurisdictions.  The Agent shall have the right to proceed
                 -------------------
against the Pledgor or its real or personal property in a court in any location to enable the Agent to obtain personal jurisdiction over the Pledgor, to realize on the Pledged Collateral or any other security for the Liabilities or to enforce a judgment or other court order entered in favor of the Agent. The Pledgor shall not assert any permissive counterclaims in any proceeding brought by the Agent arising out of or relating to this Pledge Agreement.

          18.  Venue; Forum Non Conveniens.  Each of the Pledgor and the Agent
               ---------------------------
waives any objection that it may have (including, without limitation, any objection to the laying of venue or based on forum non conveniens) to the
                                             ----- --- ----------
location of the court in which any proceeding is commenced in accordance with
Section 17.
----------

          19.  WAIVER OF JURY TRIAL.  EACH OF THE PLEDGOR AND THE AGENT WAIVES
               --------------------
ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE AGENT AND THE PLEDGOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT, ANY LOAN DOCUMENT TO WHICH THE PLEDGOR IS A PARTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH. EITHER THE PLEDGOR OR THE AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PLEDGE AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          20.  Waiver of Bond.  The Pledgor waives the posting of any bond
               --------------
otherwise required of the Agent in connection with any judicial process or proceeding to realize on the Pledged Collateral or any other security for the Liabilities, to enforce any judgment or other court order entered in favor of the Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Pledge Agreement or any other agreement or document between the Agent and the Pledgor.

          21.  Advice of Counsel.  The Pledgor represents and warrants to the
               -----------------
Agent and the Holders of Secured Obligations that it has consulted with its legal counsel regarding all waivers under this Pledge Agreement, including without limitation those under Section 12 and Sections 16 through 20 hereof,
                               ----------     -----------         --
that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Agent and the Holders of Secured Obligations to extend the indebtedness secured hereby.

          22.  Severability.  Whenever possible, each provision of this Pledge
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

          23.  Further Assurances.  The Pledgor agrees that it will cooperate
               ------------------
with the Agent and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Agent may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

          24.  The Agent's Duty of Care.  The Agent shall not be liable for any
               ------------------------
acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Agent's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Agent's possession. Without limiting the generality of the foregoing, the Agent shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Liabilities secured hereby.

          25.  Notices.  All notices and other communications required or
               -------
desired to be served, given or delivered hereunder shall be made in writing or by a telecommunications device capable of creating a written record and shall be given in the manner and to the addresses set forth in the Credit Agreement.

          26.  Amendments, Waivers and Consents.  No amendment or waiver of any
               --------------------------------
provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent pursuant to the terms of the Credit Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          27.  Section Headings.  The section headings herein are for
               ----------------
convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          28.  Execution in Counterparts.  This Pledge Agreement may be executed
               -------------------------
in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

          29.  Merger.  This Pledge Agreement represents the final agreement of
               ------
the Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Pledgor and the Agent or any Holder of Secured Obligations.

          30.  No Strict Construction.  The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Pledge Agreement. In the event an ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Pledge Agreement.

          IN WITNESS WHEREOF, the Pledgor and the Agent have executed this Pledge Agreement as of the date set forth above.

                                        PACER LOGISTICS, INC.


                                        By:_____________________________________
                                         Name:
                                         Title:



                                        THE FIRST NATIONAL BANK OF CHICAGO, as
                                        Agent for itself and the Holders of
                                        Secured Obligations



                                        By:_____________________________________
                                         Name:
                                         Title:

                                ACKNOWLEDGMENT


          The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Agent or its nominee or the exercise of voting rights by the Agent or its nominee.

                                   INTERSTATE CONSOLIDATION, INC.


                                        By:_________________________________
                                         Name:
                                         Title:


                                   INTERSTATE CONSOLIDATION SERVICE, INC.


                                        By: _______________________________
                                         Name:
                                         Title:

                                  SCHEDULE I
                                  ----------
                                      to
                               PLEDGE AGREEMENT
                            dated as of May 1, 1998

                             PLEDGED SUBSIDIARIES
                             --------------------

                          Pledged Stock Certificates
                          --------------------------

                                       # Shares owned by
                                       the Pledgor
Name                                   Subject to Pledge      Certificate Number
----                                   -----------------      ------------------
Interstate Consolidation, Inc.

Interstate Consolidation Service, Inc.



                         Pledged Membership Interests
                         ----------------------------

                                                        % Membership Interest
                                                             owned by the
Name                                                    Pledgor being Pledged
----                                                  -------------------------



                         Pledged Partnership Interests
                         -----------------------------

                                                        % Partnership Interest
                                                             owned by the
Name                                                    Pledgor being Pledged
----                                                    ---------------------

                                   EXHIBIT A
                                      to
                               PLEDGE AGREEMENT
                            dated as of May 1, 1998

                           Form of Pledge Supplement
                           -------------------------

     Reference is hereby made to the Pledge Agreement (the "Pledge Agreement") dated as of the 1st day of May, 1998, by and between Pacer Logistics, Inc. (the "Pledgor") and The First National Bank ofChicago, as agent (the "Agent"), whereby the Pledgor has pledged certain capital stock of certain of its subsidiaries as collateral to the Agent, for the ratable benefit of the Holders of Secured Obligations, as more fully described in the Pledge Agreement. This Supplement is a "Pledge Supplement" as defined in the Pledge Agreement and is, together with the acknowledgments, certificates and Powers delivered herewith, subject in all respects to the terms and provisions of the Pledge Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement.

     By its execution below, the Pledgor hereby agrees that (i) the [capital stock of the corporation(s)] [membership interests of the limited liability company(s)] [partnership interests of the partnership(s)] listed on the Schedule
                                                                        --------
I hereto shall be pledged to the Agent as additional collateral pursuant to
-
Section 1[1][2][3](b) of the Pledge Agreement, (ii) such property shall be
---------------------
considered [Pledged Stock] [Pledged Membership Interests] [Pledged Partnership Interests] under the Pledge Agreement and be a part of the Pledged Collateral pursuant to Section 1 of the Pledge Agreement, and (iii) each such
            ---------
[[corporation(s)] [limited liability company(ies)] [partnership(s)] listed on the Schedule I hereto shall be considered a Pledged Subsidiary for purposes of
    ----------
the Pledge Agreement.

     By its execution below, the Pledgor represents and warrants that it has full corporate power and authority to execute this Pledge Supplement and that the representations and warranties contained in Section 5 of the Pledge
                                                ---------
Agreement are true and correct in all respects as of the date hereof and after taking into account the pledge of the additional [Pledged Stock] [Pledged Membership Interests] [Pledged Partnership Interests] relating hereto.

     IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Supplement to the Pledge Agreement as of this __________ day of _________, ____.

                                                  PACER LOGISTICS, INC.

                                                  By:___________________________
                                                  Its:

                                  SCHEDULE I
                                      TO
                               PLEDGE SUPPLEMENT

                           ADDITIONAL PLEDGED STOCK
                           ------------------------


                                                       Shares of Common
                                                          Stock owned by
                                                       the Pledgor Subject
Name                    Certificate Number             to Pledge
----                    ------------------             -------------------

[Name of
Additional
Pledged
Subsidiary]                   [______]                        [______]


                         PLEDGED MEMBERSHIP INTERESTS
                         ----------------------------

                                                       Percentage of
                                                    Membership Interest
                                                        owned by the
Name                                               Pledgor being Pledged
----                                             -------------------------

[Name of Additional
Pledged Subsidiary]                                         100%


                         PLEDGED PARTNERSHIP INTERESTS
                         -----------------------------

                                                           Percentage of
                                                       Partnership Interest
                                                           owned by the
Name                                                  Pledgor being Pledged
----                                                -------------------------

[Name of Additional
Pledged Subsidiary]                                            100%

                                ACKNOWLEDGMENT
                                      TO
                               PLEDGE SUPPLEMENT


     The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Supplement together with a copy of the Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Agent or its nominee or the exercise of voting rights by the Agent or its nominee.

                                          [NAME[S] OF ADDITIONAL PLEDGED
                                          SUBSIDIARY[IES]]

                                          By:___________________________________
                                           Name:
                                           Title:

                                   EXHIBIT B
                                      to
                               PLEDGE AGREEMENT
                            dated as of May 1, 1998



                              Form of Stock Power
                              -------------------

                                  STOCK POWER
                                  -----------


          FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _____________________________ _____ Shares of Common Stock of
____________, a __________ corporation, represented by Certificate No. __ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ___________________________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated: _______________



                                             PACER LOGISTICS, INC.

                                             By:________________________________
                                              Name:
                                              Title:

                                   EXHIBIT C
                                      to
                               PLEDGE AGREEMENT
                            dated as of May 1, 1998

                              Form of Instruction
                              -------------------

                                  INSTRUCTION

PLEDGED SUBSIDIARY:                     [MEMBERSHIP][PARTNERSHIP]
                                        INTEREST OWNER:

[Name of Pledged Subsidiary]            Pacer Logistics, Inc.

     Reference is hereby made to that certain Pledge Agreement dated as of May 1, 1998 (the "Pledge Agreement") betweenPacer Logistics, Inc. (the "Pledgor"), a [member][partner] of [Name of Pledged Subsidiary], a [_____________] [limited][liability company][partnership] (a "Pledged Subsidiary") and The First National Bank of Chicago, as Agent (the "Agent").

     1.   Pledge Instructions.  Pledged Subsidiary is hereby instructed by the
          -------------------
Pledgor to register all of the Pledgor's right, title and interest in and to all of the Pledgor's rights in connection with any [membership][partnership] interest in Pledged Subsidiary now and hereafter owned by the Pledgor as subject to a pledge (or assignment) in favor of Agent who, upon such registration of pledge and without further action, shall become the registered pledgee (or assignee) of such interests with all rights incident thereto.

     2.   Initial Transaction Statement.  Pledged Subsidiary is further
          -----------------------------
instructed by the Pledgor to promptly inform the Agent of the registration of the pledge by sending the initial transaction statement, in the form attached hereto as Annex A, to Agent at its office located at
          -------
[________________________________].

     3.   Warranties of the Interest Owner. The Pledgor hereby warrants that (i)
          --------------------------------
the Pledgor is an appropriate person to originate this instruction; (ii) the Pledgor is entitled to effect the instruction here given; and (iii) the Pledgor's taxpayer identification number is _______________.

     IN WITNESS WHEREOF, the Pledgor has caused this Pledge Instruction to be duly signed and delivered by its officer duly authorized as of this ___ day of [_______________], [_______];

                                             PACER LOGISTICS, INC.

                                             By:________________________________
                                              Name:
                                              Title:

                                    Annex A
                                      to
                              Pledge Instruction


The First National Bank of Chicago        Pacer Logistics, Inc.
[______________]                          Attention: Chief Financial Officer


          On [_______], [_________], the undersigned, [Name of Pledged Subsidiary] (the "Pledged Subsidiary") caused the pledge of a 100% [membership][partnership] interest in the Pledged Subsidiary (the "Pledged [Membership][Partnership] Interests") by the Company, a Delaware corporation, in favor of The First National Bank of Chicago, as Agent for the Holders of Secured Obligations, to be indicated in the records of the Pledged Subsidiary. The undersigned has no knowledge of any liens, restriction or adverse claims to which the Pledged [Membership] [Partnership] Interests is or may be subject, as of the date hereof.

                                             [Name of Pledged Subsidiary]

                                             By:________________________________
                                              Name:
                                              Title:

                          SCHEDULE E TO EXHIBIT 10.23

  The following agreements are substantially identical in all material respects (except for the named parties) to Exhibit 10.23:

  Amended and Restated Pledge Agreement dated as of April 3, 1998 executed by Pacer in favor of the Agent.